UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: January 8, 2001

THE DIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

15501 NORTH DIAL BOULEVARD
SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

      Registrant’s Telephone Number, Including Area Code (480) 754-3425.

TABLE OF CONTENTS

EX-99

Item 7. Exhibits.

      (c) Exhibits

(99) Investor Presentation dated January 8, 2001.

Item 9. Regulation FD Disclosure.

As previously announced in our press release dated January 3, 2001, Dial will make a presentation to investors on January 8, 2001. A copy of the presentation is being furnished as an exhibit to this Form 8-K. We do not intend to update this information, unless we believe it is appropriate or necessary to do so in accordance with the SEC’s Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
January 8, 2001

/s/ Conrad A. Conrad
Conrad A. Conrad
Senior Vice President and Chief Financial Officer